Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

JOINDER AND WAIVER AGREEMENT

This JOINDER AND WAIVER AGREEMENT, dated as of October 31, 2022 (this “Joinder Agreement”), is entered into by and among Phathom Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Hercules Capital, Inc. in its capacity as administrative agent and collateral agent for itself and the Lenders (as defined in the Hercules Loan Agreement) (the “Agent”), the Required Lenders (as defined in the Hercules Loan Agreement), CO Finance LVS XXXVII LLC, a Delaware limited liability company (the “Additional Investor”), and the other entities set forth on the signature pages hereto (the “Initial Investors”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Financing Agreement (as defined below).

WHEREAS, the Company and the Initial Investors are parties to that certain Revenue Interest Financing Agreement, dated as of May 3, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, the Company, the Initial Investors and the Agent entered into that certain Subordination Agreement, dated as of May 3, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Subordination Agreement”);

WHEREAS, pursuant to Sections 2.1(b)(ii) and 2.1(c) of the Financing Agreement, the Company has the right to seek written commitments from a third party for an Additional Regulatory Milestone Payment in an amount up to $15,000,000 and a Sales Milestone Payment in an amount up to $25,000,000;

WHEREAS, the Additional Investor desires to commit to provide an Additional Regulatory Milestone Payment in an amount equal to $15,000,000 and a Sales Milestone Payment in an amount equal to $25,000,000, each payable in accordance with the terms and conditions set forth in the Financing Agreement;

WHEREAS, Section 2.1(b)(ii) of the Financing Agreement provides that before obtaining a written commitment from a third party for an Additional Regulatory Milestone Payment, the Company shall first grant the Initial Investors the right to extend commitments for the Additional Regulatory Milestone Payment (the “Regulatory Milestone Payment Option”) by delivering to the Initial Investors a written notice of such intended transaction with the Additional Regulatory Milestone Investor;

WHEREAS, Section 2.1(c) of the Financing Agreement provides that before obtaining a written commitment from a third party for an Additional Sales Milestone Payment, the Company shall first grant the Initial Investors the right to extend commitments for the Sales Milestone Payment (the “Sales Milestone Payment Option”) by delivering to the Initial Investors a written notice of such intended transaction with the Additional Sales Milestone Investor;

WHEREAS, the Initial Investors wish to waive their rights in connection with the Regulatory Milestone Payment Option and the Sales Milestone Payment Option; and

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WHEREAS, the Additional Investor is willing to subordinate (i) all of Company’s indebtedness and obligations to the Additional Investor under the Financing Agreement, whether presently existing or arising in the future, to all of Company’s indebtedness and obligations to Agent and the Lenders (as defined in the Hercules Loan Agreement), and (ii) all of Additional Investor’s security interests, if any were to arise, in Company’s property (other than the Revenue Interest Collateral), to all of the Agent’s security interests in the same, in each case in the circumstances and on the terms set forth in the Subordination Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Additional Investor and the Initial Investors agree as follows:

1.
Waiver. Each Initial Investor hereby waives its Regulatory Milestone Payment Option and its Sales Milestone Payment Option and all other rights of such Initial Investor set forth in Section 2.1(b)(ii) and Section 2.1(c) of the Financing Agreement with respect thereto (including without limitation all notice and election periods set forth therein).
2.
Joinder. Upon execution and delivery of this Joinder Agreement, the Additional Investor hereby becomes:

(a)
(i) a party to the Financing Agreement as an Investor for all purposes thereunder as if originally named in the Financing Agreement as an Investor and (ii) assumes, as an Additional Regulatory Milestone Investor and Additional Sales Milestone Investor, all obligations with respect to the Additional Regulatory Milestone Payment and the Sales Milestone Payment as set forth in the Financing Agreement. Notwithstanding the foregoing, the representations and warranties set forth in Sections 4.2 and 4.3 of the Financing Agreement are hereby made to the Company by the Additional Investor as of the date hereof rather than as of the Effective Date; and
(b)
a party to the Subordination Agreement as a Creditor for all purposes thereunder and assumes all rights and obligations of a Creditor thereunder as of the date of this Joinder Agreement as if it were originally named in the Subordination Agreement as a Creditor.

3.
Joinder Deliverables.
(a)
Concurrently with the delivery of this Joinder Agreement, the Company shall deliver to the Additional Investor a certificate of an officer of the Company, dated as of the date hereof, (i) certifying as to the Company’s organizational documents and the attached resolutions adopted by the board of directors of the Company authorizing the Financing Agreement and the transactions contemplated thereby and (ii) setting forth the incumbency of the officer or officers of the Company who have executed and delivered the Financing Agreement and this Joinder Agreement, including therein a signature specimen of each such officer.

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(b)
Concurrently with the delivery of this Joinder Agreement, the Additional Investor shall deliver to the Company its (i) Applicable Withholding Certificate and (ii) Investor Account Information Document.
4.
Company Representations, Warranties, Covenants and Other Agreements.
(a)
The Company represents and warrants to the Additional Investor that as of the date of this Joinder Agreement (i) the representations and warranties of the Company in the Financing Agreement are true and correct (except to the extent that such representations and warranties relate specifically to an earlier date, in which case they are true and correct as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing, (iii) none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of the Company’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by the Financing Agreement is (x) in violation of any Anti-Terrorism Law, Anti-Corruption Law or Sanctions, (y) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, Anti-Corruption Law or Sanction, or (z) is a Blocked Person and (iv) none of the Company, any of its Subsidiaries, or to the Knowledge of the Company, any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, Anti-Corruption Law or Sanction.
(b)
The term “Blocked Person” means, for purposes of this Joinder Agreement and the Financing Agreement, any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list of sanctioned entities maintained by the United Nations, the United Kingdom, the United States, or the European Union, and any other relevant jurisdiction including but not limited to the following lists: the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the Chinese Military-industrial Complex Companies; the consolidated list of Persons, Groups and Entities Subject to EU Financial Sanctions, as implemented by the EU Common Foreign & Security Policy; and similar lists of restricted parties maintained by other relevant governmental authorities.
(c)
The Company represents and warrants to the Agent that as of the date of this Joinder Agreement (i) the representations and warranties of the Company in the Hercules Loan Agreement are true and correct in all material respects (except to the extent that such

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representations and warranties relate specifically to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except for such representations qualified by materiality or Material Adverse Effect (as defined in the Hercules Loan Agreement), which are true and correct in all respects), and (ii) no Default (as defined in the Hercules Loan Agreement) or Event of Default (as defined in the Hercules Loan Agreement) has occurred and is continuing.
(d)
The Company shall file one or more financing statements in such manner and such jurisdictions as are necessary or appropriate to perfect the Additional Investor’s security interest in the Revenue Interest Collateral.
(e)
The Company shall use its good faith and commercially reasonable efforts to assist the Additional Investor in complying with its or its Affiliates’ obligations under the Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions.
5.
Notices. All notices and other communications to be provided to the Additional Investor pursuant to Section 9.2 of the Financing Agreement shall be addressed as follows:

CO Finance LVS XXXVII LLC
[***]

6.
Governing Law. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.
7.
Miscellaneous.
(a)
The provisions of Sections 9.2, 9.5, 9.9 and 9.12 of the Financing Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.
(b)
This Joinder Agreement is a “Loan Document” for the purposes of the Hercules Loan Agreement.
(c)
The Additional Investor shall do all acts and execute all such documents as the Agent may reasonably specify from time to time as necessary to give effect to the provisions of this Joinder Agreement.

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Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

PHATHOM PHARMACEUTICALS, INC.

By: /s/ Terrie Curran
Name: Terrie Curran
Title: President and Chief Executive Officer

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Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

ADDITIONAL INVESTOR:

CO FINANCE LVS XXXVII LLC, a Delaware limited liability company

By: /s/
Name: [***]
Title: Authorized Person

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Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

INITIAL INVESTORS:

NQ PROJECT PHARAOH, L.P.

By: NQ POF V GP, Ltd., its general partner

By: /s/
Name: [***] Title: Director

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Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

INITIAL INVESTORS:

SAGARD HEALTHCARE PARTNERS (DELAWARE), LP
By: Sagard Healthcare Royalty Partners GP LLC, its general partner

By: /s/
Name: [***] Title: Manager

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Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

INITIAL INVESTORS:

HERCULES CAPITAL, INC.

By: /s/
Name: [***]
Title: Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.
By: Hercules Adviser LLC, its Investment Adviser

By: /s/
Name: [***]
Title: Authorized Signatory

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AGENT:

HERCULES CAPITAL, INC.

By: /s/
Name: [***]
Title: Chief Financial Officer

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REQUIRED LENDERS:

HERCULES FUNDING IV LLC

By: /s/
Name: [***]
Title: Chief Financial Officer

HERCULES CAPITAL IV, L.P.
By: Hercules Technology SBIC Management, LLC, its General Partner
By: Hercules Capital, Inc., its Manager

By: /s/
Name: [***]
Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.
By: Hercules Adviser LLC, its Investment Adviser

By: /s/
Name: [***]
Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.
By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner
By: Hercules Adviser LLC, its sole member

By: /s/
Name: [***]
Title: Chief Financial Officer

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